UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549
 FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 27, 2020

VSE CORPORATION
(Exact name of registrant as specified in its charter)

Delaware (State or Other Jurisdiction of Incorporation)	0-3676 (Commission File Number)	54-0649263 (IRS Employer Identification Number)

6348 Walker Lane
Alexandria, VA	22310
(Address of Principal Executive Offices)	(Zip Code)
(703) 960-4600
(Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $.05 per share	VSEC	The NASDAQ Global Select Market

Securities registered pursuant to Section 12(g) of the Act:  None

VSE CORPORATION

Item 2.06. Material Impairments

On January 27, 2020, the board of directors of VSE Corporation (“VSE”) approved an agreement to sell all of the outstanding equity in Prime Turbines LLC, a Delaware limited liability company wholly owned by VSE’s wholly owned subsidiary VSE Aviation, Inc., resulting in the related Prime Turbines LLC assets meeting the criteria under generally accepted accounting principles to be classified as “held for sale.” As a result, VSE determined that if the sale occurs it will be required to record the related Prime Turbines LLC assets at fair value, less the estimated sale costs, and thus recognize an impairment charge reducing operating income during the first fiscal quarter of 2020. VSE estimates that it will incur a non-cash loss ranging from $6 million to $7.5 million in respect of the sale of Prime Turbines LLC.

Section 8.01 Other Events

On January 28, 2020, VSE’s subsidiary VSE Aviation, Inc. entered into a membership interests purchase agreement with PTB Holdings USA, LLC, pursuant to which VSE Aviation, Inc. has agreed to sell, in exchange for $21 million in cash, all of the outstanding equity in Prime Turbines LLC. Prime Turbines LLC is principally engaged in turboprop aircraft engine repair, maintenance and overhaul, including for Pratt & Whitney Canada PT6A and PT6T series engines.

This transaction is subject to customary purchase price adjustments, as well as standard operating covenants, indemnifications and closing conditions, including receipt of regulatory and other approvals. While there is no guaranty, the sale is expected to occur during the first quarter of 2020.

(d) Exhibits

Exhibit
Number

99.1 Press release dated January 30, 2020, entitled “VSE Corporation Announces Agreement to Divest Prime Turbines Subsidiary for $21 Million.”

VSE CORPORATION AND SUBSIDIARIES

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VSE CORPORATION
(Registrant)

Date:	January 31, 2020	By:	/s/ Thomas R. Loftus
Thomas R. Loftus
Executive Vice President and Chief Financial Officer